Exhibit 99.2

Supplemental Financial Information
Second Quarter 2011

Table of Contents	PRIMERICA, INC.
Financial Supplement

This document may contain forward-looking statements and information. Additional information on factors that could cause results to differ materially from any forward-looking statements or information in this document is available in our preliminary prospectus supplement dated April 12, 2011 filed as an Exhibit to our Current Report on Form 8-K dated April 12, 2011.

2 of 16

 Preface

 PRIMERICA, INC.

Financial Supplement

SECOND QUARTER 2011

This document is a financial supplement to our second quarter 2011 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

 ●

Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.  For periods which include the first quarter of 2010, operating adjustments reflect the impact of our reinsurance and reorganization activities as if they had been effected on January 1, 2010.

 ●

 Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

The following transactions were executed in conjunction with our IPO in March and April 2010 (the “IPO-related Transactions”) and are included in our actual and/or operating results as appropriate.

IPO-related Transactions executed in first quarter 2010:

 ●

 On March 31, 2010, we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) and declared extraordinary dividends to Citi.

IPO-related Transactions executed in second quarter 2010:

 ●

On April 1, 2010, Citi contributed the legal entities comprising our business to us.  We issued approximately 75.0 million shares of common stock and warrants exercisable for approximately 4.1 million additional shares of our common stock to Citi. Additionally, we issued a $300.0 million note to Citi, due March 31, 2015 and bearing interest at 5.5% annually.

 ●

 On April 1, 2010, our common stock began trading under the ticker symbol “PRI” on the New York Stock Exchange.

 ●

 On April 1, 2010, Citi sold approximately 24.6 million shares of our common stock (after giving effect to the over-allotment option) to the public in the IPO.

 ●

On April 1, 2010, Citi contributed approximately 5.0 million shares back to us, which we granted in the form of equity awards to certain of our management and sales force leaders.  Of these, approximately 200,000 shares were granted to replace unvested Citi awards.

 ●

On April 15, 2010, Citi sold approximately 16.4 million shares and the warrants to purchase approximately 4.1 million additional shares of our common stock to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) for a purchase price of $230.0 million (the “private sale”).  Following the IPO and the private sale, certain historical Citi equity awards immediately vested.

 ●

 Effective as of April 1, 2010, we made elections under Section 338(h)(10) of the Internal Revenue Code, which resulted in changes to our deferred tax balances and reduced stockholders’ equity.

 ●

Prior to April 2010, our federal income tax return was consolidated into Citi’s federal income tax return.  In anticipation of our corporate reorganization, we entered into a tax separation agreement with Citi and prepaid our estimated tax liability to Citi.  In accordance with the tax separation agreement, Citi will indemnify the Company and its subsidiaries against any federal, state or local income tax liability for any taxable period ending on or before April 7, 2010, the closing date of the IPO.  Our advance tax payments paid to Citi exceeded our actual tax liabilities.   As a result, we recorded the overpayment as a return of capital resulting in a reduction of tax assets and a reduction of stockholders' equity.

Certain items throughout this supplement may not add due to rounding.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 16

 Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures

 PRIMERICA, INC.

Financial Supplement

(2)

(3)

 (Dollars in thousands)

 Mar 31,

 2010

 Jun 30,

 2010

 Sep 30,

 2010

 Dec 31,

 2010

 Mar 31,

 2011

 Jun 30,

 2011

 Condensed Balance Sheets

 Assets:

 Investments and cash

$
2,983,780

$
2,275,564

$
2,284,127

$
2,279,621

$
2,330,098

$
2,297,013

 Due from reinsurers

3,595,239

3,639,298

3,694,015

3,731,634

3,770,966

3,795,348

 Deferred policy acquisition costs

702,429

745,322

798,335

853,211

908,600

966,094

 Income taxes

56,114

—

—

—

—

—

 Other assets

523,584

554,950

610,518

573,055

582,080

567,482

 Separate account assets

2,222,267

2,098,936

2,301,896

2,446,786

2,582,881

2,544,429

 Total assets

$
10,083,413

$
9,314,070

$
9,688,891

$
9,884,307

$
10,174,625

$
10,170,366

 Liabilities:

 Future policy benefits

$
4,248,277

$
4,286,258

$
4,349,375

$
4,409,183

$
4,470,185

$
4,532,615

 Other policy liabilities

630,294

608,307

609,047

592,711

604,487

588,202

 Income taxes

—

129,776

127,732

136,226

142,780

130,283

 Other liabilities

1,106,834

412,141

395,762

386,182

397,561

364,533

 Note payable

—

300,000

300,000

300,000

300,000

300,000

 Payable under securities lending

129,042

161,056

208,765

181,726

186,089

163,342

 Separate account liabilities

2,222,267

2,098,936

2,301,896

2,446,786

2,582,881

2,544,429

 Total liabilities

8,336,714

7,996,474

8,292,577

8,452,814

8,683,983

8,623,404

 Stockholders’ equity:

 Common stock ($0.01 par value) (1)

—

727

727

728

732

736

 Paid-in capital

1,312,072

870,706

882,676

883,169

889,654

894,018

 Retained earnings

300,531

304,075

342,920

395,057

446,767

488,521

 Treasury stock

—

—

—

—

—

—

 Accumulated other comprehensive income (loss), net:

 Net unrealized investment gains (losses) not other-than-temporarily impaired

85,265

97,505

120,949

98,322

96,543

105,647

 Net unrealized investment losses other-than-temporarily impaired

(4,245
)

(3,703
)

(2,883
)

(2,275
)

(2,275
)

(2,275
)

 Cumulative translation adjustment

53,076

48,286

51,925

56,492

59,221

60,315

 Total stockholders’ equity

1,746,699

1,317,596

1,396,314

1,431,493

1,490,642

1,546,962

 Total liabilities and stockholders' equity

$
10,083,413

$
9,314,070

$
9,688,891

$
9,884,307

$
10,174,625

$
10,170,366

 Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity

 Adjusted stockholders' equity

$
1,665,679

$
1,223,794

$
1,278,248

$
1,335,446

$
1,396,374

$
1,443,590

 Reconciling items:

 Net unrealized investment gains (losses) not other-than-temporarily impaired

85,265

97,505

120,949

98,322

96,543

105,647

 Net unrealized investment losses other-than-temporarily impaired

(4,245
)

(3,703
)

(2,883
)

(2,275
)

(2,275
)

(2,275
)

 Total reconciling items

81,020

93,802

118,066

96,047

94,268

103,372

 Total stockholders’ equity

$
1,746,699

$
1,317,596

$
1,396,314

$
1,431,493

$
1,490,642

$
1,546,962

 Deferred Policy Acquisition Costs Rollforward

 Balance, beginning of period

$
2,789,905

$
702,429

$
745,322

$
798,335

$
853,211

$
908,600

 General expenses deferred

16,095

15,061

14,876

14,481

14,123

16,946

 Commission costs deferred

77,208

56,831

57,232

65,285

60,296

66,661

 Amortization of deferred policy acquisition costs

(91,756
)

(22,899
)

(23,844
)

(29,536
)

(25,556
)

(27,385
)

 Transferred to reinsurers

(2,099,941
)

—

—

—

—

—

 Foreign currency impact and other, net

10,918

(6,100
)

4,750

4,646

6,527

1,272

 Balance, end of period

$
702,429

$
745,322

$
798,335

$
853,211

$
908,600

$
966,094

 (1)

 Outstanding common shares exclude restricted stock units.

 (2)

The balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on March 31, 2010.  The Citi reinsurance transactions were given retroactive effect to January 1, 2010.  As a result, the first quarter 2010 balance sheet includes a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010.  The first quarter 2010 balance sheet also reflects the extraordinary dividends declared on March 31, 2010.

 (3)

The balance sheet as of June 30, 2010 reflects the issuance of the Citi note, reductions to stockholders' equity and corresponding changes in deferred tax balances as a result of the 338(h)(10) elections, and a reduction in stockholders' equity as a result of reflecting our overpayment of estimated taxes to Citi as a return of capital.

4 of 16

 Financial Results and Other Statistical Data

 PRIMERICA, INC.

 Financial Supplement

 Q1

 2010

 Q2

 2010

 Q3

 2010

 Q4

 2010

 Q1

 2011

 Q2

 2011

 YOY Q2

 (Dollars in thousands, except per-share data)

 $

 Change

 %

 Change

 YTD

 2011

 Earnings per Share

 Basic earnings per share:

 Weighted-average common shares and fully vested equity awards na

71,843,588

72,259,352

72,453,126

72,671,481

73,457,333

1,613,745

2.2
%

73,066,578

 Net income

 na

$
22,008

$
39,595

$
52,889

$
52,467

$
44,023

$
22,015

100.0
%

$
96,491

 Less income attributable to unvested participating securities na

(928
)

(1,540
)

(2,051
)

(2,103
)

(1,284
)

(356
)

-38.4
%

(3,225
)

 Net income used in computing basic EPS

 na

$
21,080

$
38,055

$
50,838

$
50,364

$
42,739

$
21,659

102.7
%

$
93,266

 Basic earnings per share

 na

$
0.29

$
0.53

$
0.70

$
0.69

$
0.58

$
0.29

98.3
%

$
1.28

 Net operating income

 na

$
37,199

$
40,913

$
45,217

$
48,629

$
44,999

$
7,799

21.0
%

$
93,628

 Less operating income attributable to unvested participating securities na

(1,569
)

(1,591
)

(1,753
)

(1,949
)

(1,313
)

256

16.3
%

(3,129
)

 Net operating income used in computing basic operating EPS

 na

$
35,631

$
39,322

$
43,464

$
46,680

$
43,686

$
8,055

22.6
%

$
90,498

 Basic operating income per share

 na

$
0.50

$
0.54

$
0.60

$
0.64

$
0.59

$
0.10

19.9
%

$
1.24

 Diluted earnings per share:

 Weighted-average common shares and fully vested equity awards na

71,843,588

72,259,352

72,453,126

72,671,481

73,457,333

1,613,745

2.2
%

73,066,578

 Dilutive impact of warrants

 na

890,777

660,066

786,628

1,154,597

743,814

(146,963
)

-16.5
%

960,944

 Shares used to calculate diluted EPS

 na

72,734,365

72,919,418

73,239,754

73,826,078

74,201,147

1,466,782

2.0
%

74,027,522

 Net income

 na

$
22,008

$
39,595

$
52,889

$
52,467

$
44,023

$
22,015

100.0
%

$
96,491

 Less income attributable to unvested participating securities na

(917
)

(1,527
)

(2,030
)

(2,072
)

(1,272
)

(355
)

-38.7
%

(3,186
)

 Net income used in computing diluted EPS

 na

$
21,091

$
38,068

$
50,859

$
50,395

$
42,751

$
21,660

102.7
%

$
93,305

 Diluted earnings per share

 na

$
0.29

$
0.52

$
0.69

$
0.68

$
0.58

$
0.29

98.7
%

$
1.26

 Net operating income

 na

$
37,199

$
40,913

$
45,217

$
48,629

$
44,999

$
7,799

21.0
%

$
93,628

 Less operating income attributable to unvested participating securities na

(1,550
)

(1,578
)

(1,735
)

(1,920
)

(1,301
)

250

16.1
%

(3,091
)

 Net operating income used in computing diluted operating EPS na

$
35,649

$
39,335

$
43,482

$
46,709

$
43,698

$
8,049

22.6
%

$
90,537

 Diluted operating income per share

 na

$
0.49

$
0.54

$
0.59

$
0.63

$
0.59

$
0.10

20.2
%

$
1.22

In April 2010, Primerica issued shares, warrants, and equity awards to complete the transactions related to our corporate reorganization.  Both the vested and unvested equity awards maintain nonforfeitable dividend rights that result in dividend payment obligations on a one-to-one ratio with common shares for any future dividend declarations.  These awards are deemed participating securities for calculating EPS.

As a result of issuing equity awards that are deemed participating securities, we calculate EPS using the two-class method. Under the two-class method, we allocate earnings to common shares and to fully vested equity awards. Earnings attributable to unvested equity awards, along with the corresponding share counts, are excluded from EPS reflected on our consolidated statements of income.  In calculating basic EPS, we deduct any dividends on and undistributed earnings allocated to unvested equity awards from net income and then divide the result by the weighted average number of common shares and fully vested equity awards outstanding for the period.

We determine the potential dilutive effect of warrants on EPS using the treasury-stock method. Under this method, we utilize the exercise price to determine the amount of cash that would be available to repurchase shares if the warrants were exercised. We then use the average market price of our common shares during the reporting period to determine how many shares we could repurchase with the cash raised from the exercise. The net incremental share count issued represents the potential dilutive securities.  We then reallocate earnings to common shares and fully vested equity awards incorporating the increased, fully diluted share count to determine diluted EPS.

 YOY Q2

 Q1

 2010

 Q2

 2010

 Q3

 2010

 Q4

 2010

 Q1

 2011

 Q2

 2011

 Change

 %

 Change

 YTD

 2011

 Annualized Return on Equity

 Average stockholders' equity

 na

$
1,296,220

$
1,356,955

$
1,413,904

$
1,461,068

$
1,518,802

$
222,583

17.2%

$
1,489,935

 Average adjusted stockholders' equity

 na

$
1,208,809

$
1,251,021

$
1,306,847

$
1,365,910

$
1,419,982

$
211,174

17.5%

$
1,392,946

 Net income return on stockholders' equity

 na

6.8
%

11.7
%

15.0
%

14.4
%

11.6
%

4.8
%

 nm

13.0
%

 Net income return on adjusted stockholders' equity

 na

7.3
%

12.7
%

16.2
%

15.4
%

12.4
%

5.1
%

 nm

13.9
%

 Net operating income return on adjusted stockholders' equity na

12.3
%

13.1
%

13.8
%

14.2
%

12.7
%

0.4
%

 nm

13.4
%

 Capital Structure

 Debt-to-capital (1)

 na

18.5
%

17.7
%

17.3
%

16.8
%

16.2
%

-2.3
%

 nm

16.2
%

 Cash and invested assets to stockholders' equity

 na

1.7
x

1.6
x

1.6
x

1.6
x

1.5
x

(0.2x
)

 nm

1.5
x

 Cash and invested assets to adjusted stockholders' equity

 na

1.9
x

1.8
x

1.7
x

1.7
x

1.6
x

(0.3x
)

 nm

1.6
x

 Share count, end of period (2)

 na

72,729,617

72,727,173

72,843,213

73,187,837

73,603,111

873,494

1.2%

73,603,111

 Adjusted stockholders' equity per share

 na

$
16.83

$
17.58

$
18.33

$
19.08

$
19.61

$
2.79

16.6%

$
19.61

 Financial Strength Ratings - Primerica Life Insurance Company

 Moody's

 na

 na

 na

 na

 na

A2

 nm

 nm

 nm

 S&P

 AA

 AA-

 AA-

 AA-

 AA-

   AA-

 nm

 nm

 nm

 A.M. Best

A+

A+

A+

A+

A+

A+

 nm

 nm

 nm

 Fitch

A+

A+

A+

A+

A+

A+

 nm

 nm

 nm

 Holding Company Senior Debt Ratings

 Moody's

 na

 na

 na

 na

 na

 Baa2

 nm

 nm

 nm

 S&P

 na

 na

 na

 na

 na

A-

 nm

 nm

 nm

 A.M. Best

 na

 na

 na

 na

 na

a-

 nm

 nm

 nm

 (1)

 Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.

 (2)

 Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

5 of 16

 Statements of Income

 PRIMERICA, INC.

Financial Supplement

(4)

 YOY Q2

 (Dollars in thousands)

 Q1

 2010

 Q2

 2010

 Q3

 2010

 Q4

 2010

 Q1

 2011

 Q2

 2011

 $

 Change

 %

 Change

 YTD

 2011

 Statement of Income

 Revenues:

 Direct premiums

$
537,845

$
547,455

$
547,444

$
548,330

$
552,069

$
560,881

$
13,426

2.5
%

$
1,112,950

 Ceded premiums

(148,119
)

(447,213
)

(437,054
)

(417,981
)

(422,238
)

(435,564
)

11,649

2.6
%

(857,802
)

 Net premiums

389,726

100,242

110,390

130,349

129,831

125,317

25,075

25.0
%

255,148

 Net investment income

82,576

27,991

27,855

26,688

28,626

27,229

(762
)

-2.7
%

55,855

 Commissions and fees:

 Sales-based (1)

36,363

36,301

32,941

37,001

43,128

44,904

8,603

23.7
%

88,032

 Asset-based (2)

38,014

39,445

37,602

52,412

44,825

45,348

5,904

15.0
%

90,174

 Account-based (3)

10,208

10,317

10,620

10,545

10,432

11,811

1,493

14.5
%

22,242

 Other commissions and fees

7,105

7,162

8,574

8,331

7,731

6,635

(528
)

-7.4
%

14,366

 Realized investment (losses) gains

31,057

374

1,015

1,700

327

2,035

1,661

 nm

2,362

 Other, net

11,893

12,466

12,239

12,362

11,452

11,816

(650
)

-5.2
%

23,268

 Total revenues

606,942

234,299

241,236

279,387

276,352

275,095

40,796

17.4
%

551,447

 Benefits and expenses:

 Benefits and claims

170,735

45,124

49,811

52,033

57,635

57,272

12,148

26.9
%

114,907

 Amortization of DAC

91,756

22,899

23,844

29,536

25,556

27,385

4,486

19.6
%

52,941

 Insurance commissions

6,371

4,233

5,100

4,205

5,000

4,219

(14
)

 nm

9,219

 Insurance expenses

37,529

10,083

11,999

15,887

9,552

19,154

9,071

90.0
%

28,706

 Sales commissions:

 Sales-based (1)

26,203

25,998

23,474

25,319

30,547

31,378

5,381

20.7
%

61,925

 Asset-based (2)

12,715

12,911

12,232

20,271

15,451

15,111

2,200

17.0
%

30,562

 Other sales commissions

4,963

4,603

6,558

4,676

4,358

3,674

(929
)

-20.2
%

8,032

 Interest expense

—

6,928

6,968

6,976

6,997

6,998

70

1.0
%

13,995

 Other operating expenses

36,268

65,183

39,371

39,962

40,111

41,743

(23,440
)

-36.0
%

81,854

 Total benefits and expenses

386,541

197,961

179,357

198,865

195,207

206,934

8,973

4.5
%

402,141

 Income before income taxes

220,402

36,338

61,879

80,522

81,145

68,161

31,823

87.6
%

149,306

 Income taxes

77,116

14,330

22,284

27,633

28,678

24,138

9,808

68.4
%

52,816

 Net income

$
143,286

$
22,008

$
39,595

$
52,889

$
52,467

$
44,023

$
22,015

100.0
%

$
96,490

 Income Before Income Taxes by Segment

 Term Life

$
160,367

$
44,095

$
42,581

$
52,000

$
57,649

$
45,781

$
1,686

3.8
%

$
103,430

 Investment & Savings Products

25,447

26,735

26,578

34,769

31,039

30,470

3,735

14.0
%

61,509

 Corporate & Other Distributed Products

34,587

(34,492
)

(7,280
)

(6,247
)

(7,543
)

(8,090
)

26,402

76.5
%

(15,633
)

 Income before income taxes

$
220,402

$
36,338

$
61,879

$
80,522

$
81,145

$
68,161

$
31,823

87.6
%

$
149,306

 (1)

 Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities

 (2)

 Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees

 (3)

 Account-based  - revenues relating to the fee generating client accounts we administer

 (4)

Excludes the effect of the reinsurance and reorganization transactions we executed in connection with and subsequent to our IPO.  As such, ceded premiums, net investment income, benefits and claims, amortization of DAC, insurance expenses, interest expense, and other operating expenses exclude the impact of the various Citi reinsurance agreements, dividends, the note payable to Citi, and the equity grants made in connection with our IPO.

6 of 16

 Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures

 PRIMERICA, INC.

Financial Supplement

YOY Q2

YOY YTD

 (Dollars in thousands)

 Q1

 2010

 Q2

 2010

 Q3

 2010

Q4

 2010

 Q1

 2011

 Q2

 2011

 $

 Change

 %

 Change

 YTD

 2010

 YTD

 2011

 $

 Change

 %

 Change

 Reconciliation from Operating Revenues to Total Revenues

 Operating revenues

$
224,822

$
233,925

$
240,221

$
264,546

$
267,296

$
273,060

$
39,135

16.7
%

$
458,747

$
540,356

$
81,610

17.8
%

 Operating revenues reconciling items:

 Realized investment gains/losses

31,057

374

1,015

1,700

327

2,035

 nm

 nm

31,431

2,362

 nm

 nm

 Ceded premiums - reinsurance recoveries

—

—

—

13,141

8,729

—

 nm

 nm

—

8,729

 nm

 nm

 Ceded premiums - ceded to Citi reinsurers

296,328

—

—

—

—

—

 nm

 nm

296,328

—

 nm

 nm

 Pro rata net investment income - assets transferred to Citi reinsurers

54,735

—

—

—

—

—

 nm

 nm

54,735

—

 nm

 nm

 Total operating revenues reconciling items

382,121

374

1,015

14,841

9,056

2,035

 nm

 nm

382,495

11,091

 nm

 nm

 Total revenues

$
606,942

$
234,299

$
241,236

$
279,387

$
276,352

$
275,095

$
40,796

17.4
%

$
841,241

$
551,447

$
(289,794
)

-34.4
%

 Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes

 Operating income before income taxes

$
58,689

$
61,421

$
63,940

$
68,842

$
75,209

$
69,672

$
8,251

13.4
%

$
120,109

$
144,881

$
24,771

20.6
%

 Operating income before income taxes reconciling items:

 Realized investment gains/losses

31,057

374

1,015

1,700

327

2,035

 nm

 nm

31,431

2,362

 nm

 nm

 Ceded premiums - reinsurance recoveries

—

—

—

13,141

8,729

—

 nm

 nm

—

8,729

 nm

 nm

 Initial & accelerated management / field grant expense

—

(25,457
)

(3,076
)

(3,161
)

(3,120
)

(3,546
)

 nm

 nm

(25,457
)

(6,665
)

 nm

 nm

 Ceded premiums - ceded to Citi reinsurers

296,328

—

—

—

—

—

 nm

 nm

296,328

—

 nm

 nm

 Pro rata net investment income - assets transferred to Citi reinsurers

54,735

—

—

—

—

—

 nm

 nm

54,735

—

 nm

 nm

 Benefits and claims - ceded to Citi reinsurers

(128,204
)

—

—

—

—

—

 nm

 nm

(128,204
)

—

 nm

 nm

 Amortization of DAC - ceded to Citi reinsurers

(71,389
)

—

—

—

—

—

 nm

 nm

(71,389
)

—

 nm

 nm

 Insurance commissions - expense allowance received from Citi reinsurers

(1,669
)

—

—

—

—

—

 nm

 nm

(1,669
)

—

 nm

 nm

 Insurance expenses - expense allowance received from Citi reinsurers

(26,083
)

—

—

—

—

—

 nm

 nm

(26,083
)

—

 nm

 nm

 Interest expense - finance charge payable to Citi reinsurer

2,812

—

—

—

—

—

 nm

 nm

2,812

—

 nm

 nm

 Interest expense - note payable

4,125

—

—

—

—

—

 nm

 nm

4,125

—

 nm

 nm

 Total operating income before income taxes reconciling items

161,713

(25,083
)

(2,061
)

11,680

5,936

(1,511
)

 nm

 nm

136,630

4,425

 nm

 nm

 Income before income taxes

$
220,402

$
36,338

$
61,879

$
80,522

$
81,145

$
68,161

$
31,823

87.6
%

$
256,740

$
149,306

$
(107,434
)

-41.8
%

 Reconciliation from Net Operating Income to Net Income

 Net operating income

$
38,154

$
37,199

$
40,914

$
45,217

$
48,629

$
44,999

$
7,799

21.0
%

$
75,353

$
93,628

$
18,274

24.3
%

 Net operating income reconciling items:

 Operating income before income taxes reconciling items

161,713

(25,083
)

(2,061
)

11,680

5,936

(1,511
)

 nm

 nm

136,630

4,425

 nm

 nm

 Tax impact of operating income reconciling items at effective tax rate

(56,582
)

9,891

742

(4,008
)

(2,098
)

535

 nm

 nm

(46,690
)

(1,563
)

 nm

 nm

 Total net operating income reconciling items

105,131

(15,191
)

(1,319
)

7,672

3,838

(976
)

 nm

 nm

89,940

2,862

 nm

 nm

 Net income

$
143,286

$
22,008

$
39,595

$
52,889

$
52,467

$
44,023

$
22,015

100.0
%

$
165,294

$
96,490

$
(68,804
)

-41.6
%

7 of 16

 Segment Operating Results

 PRIMERICA, INC.

Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$517,932	$527,792	$525,644	$529,341	$532,167	$540,283	$12,491	2.4%	$1,045,724	$1,072,451	$26,727	2.6%
Ceded premiums	(440,699)	(444,008)	(433,234)	(427,571)	(427,382)	(431,890)	12,118	2.7%	(884,707)	(859,272)	25,435	2.9%
Net premiums	77,233	83,784	92,410	101,770	104,786	108,393	24,609	29.4%	161,017	213,179	52,162	32.4%
Allocated net investment income	16,497	15,961	15,595	14,242	15,794	15,669	(292)	-1.8%	32,458	31,463	(995)	-3.1%
Other, net	8,782	8,643	7,929	7,914	7,653	7,580	(1,064)	-12.3%	17,425	15,233	(2,192)	-12.6%
Operating revenues	102,511	108,388	115,933	123,926	128,233	131,641	23,253	21.5%	210,899	259,875	48,976	23.2%
Benefits and expenses:
Benefits and claims	32,905	35,134	39,084	42,325	47,351	43,921	8,787	25.0%	68,039	91,271	23,233	34.1%
Amortization of DAC	17,418	19,128	21,900	26,477	22,146	22,995	3,867	20.2%	36,547	45,141	8,594	23.5%
Insurance commissions	456	404	330	320	327	268	(136)	-33.7%	860	594	(265)	-30.8%
Insurance expenses	8,687	6,824	9,194	13,095	6,618	15,804	8,980	131.6%	15,511	22,422	6,911	44.6%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	70	2.5%	5,615	5,745	129	2.3%
Operating benefits and expenses	62,278	64,294	73,352	85,067	79,313	85,860	21,567	33.5%	126,571	165,174	38,603	30.5%
Operating income before income taxes	$40,234	$44,095	$42,581	$38,859	$48,920	$45,781	$1,686	3.8%	$84,328	$94,701	$10,373	12.3%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$36,363	$36,301	$32,941	$37,001	$43,128	$44,904	$8,603	23.7%	$72,664	$88,032	$15,368	21.1%
Asset-based	38,014	39,445	37,602	52,412	44,825	45,348	5,904	15.0%	77,459	90,174	12,715	16.4%
Account-based	10,208	10,317	10,620	10,545	10,432	11,811	1,493	14.5%	20,526	22,242	1,717	8.4%
Other, net	2,108	2,155	2,711	3,064	2,461	2,522	367	17.0%	4,263	4,984	720	16.9%
Operating revenues	86,693	88,218	83,874	103,021	100,846	104,586	16,367	18.6%	174,911	205,432	30,520	17.4%
Benefits and expenses:
Amortization of DAC	2,549	3,029	1,361	2,392	2,785	3,751	722	23.8%	5,578	6,535	958	17.2%
Insurance commissions	1,809	1,989	1,964	2,091	2,140	2,344	355	17.9%	3,798	4,484	687	18.1%
Sales commissions:								#DIV/0!				#DIV/0!
Sales-based	26,203	25,998	23,474	25,319	30,547	31,378	5,381	20.7%	52,201	61,925	9,725	18.6%
Asset-based	12,715	12,911	12,232	20,271	15,451	15,111	2,200	17.0%	25,626	30,562	4,936	19.3%
Other operating expenses	17,970	17,556	18,266	18,179	18,884	21,531	3,974	22.6%	35,527	40,415	4,888	13.8%
Operating benefits and expenses	61,246	61,483	57,296	68,253	69,807	74,115	12,632	20.5%	122,729	143,922	21,193	17.3%
Operating income before income taxes	$25,447	$26,735	$26,578	$34,769	$31,039	$30,470	$3,735	14.0%	$52,182	$61,509	$9,327	17.9%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,913	$19,663	$21,800	$18,989	$19,902	$20,597	$934	4.8%	$39,577	$40,499	$923	2.3%
Ceded premiums	(3,748)	(3,206)	(3,820)	(3,551)	(3,585)	(3,674)	(468)	-14.6%	(6,954)	(7,259)	(305)	-4.4%
Net premiums	16,165	16,458	17,980	15,438	16,317	16,924	466	2.8%	32,623	33,240	618	1.9%
Allocated net investment income	11,344	12,030	12,260	12,446	12,831	11,560	(470)	-3.9%	23,374	24,392	1,018	4.4%
Commissions and fees:
Loans	2,455	1,918	3,527	2,427	1,528	1,202	(716)	-37.3%	4,373	2,730	(1,644)	-37.6%
DebtWatchers	620	779	845	1,035	1,071	805	26	nm	1,399	1,876	477	nm
Prepaid Legal Services	2,340	2,305	2,287	2,689	2,619	2,345	39	1.7%	4,645	4,964	319	6.9%
Auto and Homeowners Insurance	1,012	1,372	1,200	1,395	1,687	1,507	135	9.8%	2,384	3,194	810	34.0%
Long-Term Care Insurance	679	788	715	784	825	775	(12)	-1.6%	1,466	1,601	134	9.2%
Other, net	1,004	1,668	1,600	1,383	1,338	1,714	47	2.8%	2,671	3,052	381	14.3%
Operating revenues	35,618	37,318	40,414	37,598	38,216	36,832	(485)	-1.3%	72,935	75,048	2,113	2.9%
Benefits and expenses:
Benefits and claims	9,626	9,991	10,727	9,708	10,284	13,352	3,361	33.6%	19,617	23,636	4,019	20.5%
Amortization of DAC	400	742	583	667	625	639	(104)	-14.0%	1,142	1,264	122	10.7%
Insurance commissions	2,438	1,838	2,804	1,793	2,534	1,607	(231)	-12.6%	4,276	4,141	(136)	-3.2%
Insurance expenses	2,759	3,259	2,804	2,792	2,934	3,350	91	2.8%	6,018	6,284	265	4.4%
Sales commissions	4,963	4,603	6,560	4,676	4,358	3,674	(929)	-20.2%	9,566	8,032	(1,534)	-16.0%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	—	nm	8,250	8,250	—	nm
Other operating expenses	18,298	22,170	18,030	18,622	18,107	16,667	(5,503)	-24.8%	40,467	34,773	(5,694)	-14.1%
Operating benefits and expenses	42,609	46,727	45,633	42,383	42,967	43,413	(3,314)	-7.1%	89,337	86,380	(2,957)	-3.3%
Operating income before income taxes	$(6,992)	$(9,410)	$(5,219)	$(4,786)	$(4,751)	$(6,581)	$2,829	30.1%	$(16,402)	$(11,331)	$5,070	30.9%

8 of 16

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Term Life Insurance Operating Income Before Income Taxes
Revenues:
Direct premiums	$517,932	$527,792	$525,644	$529,341	$532,167	$540,283	$12,491	2.4%	$1,045,724	$1,072,451	$26,727	2.6%
Ceded premiums	(440,699)	(444,008)	(433,234)	(427,571)	(427,382)	(431,890)	12,118	2.7%	(884,707)	(859,272)	25,435	2.9%
Net premiums	77,233	83,784	92,410	101,770	104,786	108,393	24,609	29.4%	161,017	213,179	52,162	32.4%
Allocated net investment income	16,497	15,961	15,595	14,242	15,794	15,669	(292)	-1.8%	32,458	31,463	(995)	-3.1%
Other, net	8,782	8,643	7,929	7,914	7,653	7,580	(1,064)	-12.3%	17,425	15,233	(2,192)	-12.6%
Operating revenues	102,511	108,388	115,933	123,926	128,233	131,641	23,253	21.5%	210,899	259,875	48,976	23.2%
Benefits and expenses:
Benefits and claims	32,905	35,134	39,084	42,325	47,351	43,921	8,787	25.0%	68,039	91,271	23,233	34.1%
Amortization of DAC	17,418	19,128	21,900	26,477	22,146	22,995	3,867	20.2%	36,547	45,141	8,594	23.5%
Insurance commissions	456	404	330	320	327	268	(136)	-33.7%	860	594	(265)	-30.8%
Insurance expenses	8,687	6,824	9,194	13,095	6,618	15,804	8,980	131.6%	15,511	22,422	6,911	44.6%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	70	2.5%	5,615	5,745	129	2.3%
Operating benefits and expenses	62,278	64,294	73,352	85,067	79,313	85,860	21,567	33.5%	126,571	165,174	38,603	30.5%
Operating income before income taxes	$40,234	$44,095	$42,581	$38,859	$48,920	$45,781	$1,686	3.8%	$84,328	$94,701	$10,373	12.3%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$10,138	$21,256	$30,149	$38,197	$46,771	$56,581	$35,325	nm	$31,394	$103,352	$71,958	nm
Ceded premiums	(3,737)	(3,869)	(3,351)	(4,029)	(8,075)	(9,320)	(5,451)	-140.9%	(7,605)	(17,395)	(9,789)	-128.7%
Net premiums	6,401	17,388	26,799	34,168	38,697	47,261	29,873	nm	23,789	85,957	62,169	nm
Allocated net investment income	109	175	318	478	630	722	547	nm	284	1,352	1,068	nm
Other, net	8,802	8,675	8,100	7,890	7,614	7,605	(1,070)	-12.3%	17,477	15,219	(2,257)	-12.9%
Operating revenues	15,312	26,238	35,216	42,537	46,941	55,588	29,351	111.9%	41,549	102,529	60,980	146.8%
Benefits and expenses:
Benefits and claims	1,517	5,413	10,343	13,550	14,002	17,380	11,967	nm	6,931	31,382	24,451	nm
Amortization of DAC	968	6,405	7,725	11,667	10,163	10,527	4,122	64.4%	7,373	20,691	13,317	nm
Insurance commissions	—	0	(1)	(0)	(0)	(0)	(0)	nm	0	(0)	(0)	nm
Insurance expenses	18,180	16,050	18,224	19,128	15,761	24,550	8,500	53.0%	34,230	40,310	6,080	17.8%
Interest expense	—	(0)	—	—	—	—	0	100.0%	(0)	—	0	100.0%
Operating benefits and expenses	20,665	27,869	36,291	44,344	39,926	52,457	24,588	88.2%	48,534	92,383	43,849	90.3%
Operating income before income taxes	$(5,354)	$(1,631)	$(1,075)	$(1,807)	$7,015	$3,132	$4,762	nm	$(6,984)	$10,147	$17,131	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$507,794	$506,536	$495,494	$491,144	$485,396	$483,702	$(22,834)	-4.5%	$1,014,329	$969,098	$(45,231)	-4.5%
Ceded premiums	(436,962)	(440,140)	(429,883)	(423,542)	(419,307)	(422,570)	17,569	4.0%	(877,101)	(841,877)	35,225	4.0%
Net premiums	70,832	66,396	65,611	67,602	66,089	61,132	(5,264)	-7.9%	137,228	127,222	(10,006)	-7.3%
Allocated net investment income	16,388	15,786	15,277	13,763	15,164	14,947	(839)	-5.3%	32,174	30,111	(2,063)	-6.4%
Other, net	(20)	(32)	(170)	24	39	(26)	6	18.7%	(52)	14	66	125.9%
Operating revenues	87,199	82,150	80,718	81,389	81,293	76,053	(6,098)	-7.4%	169,350	157,346	(12,004)	-7.1%
Benefits and expenses:
Benefits and claims	31,388	29,721	28,741	28,775	33,349	26,541	(3,180)	-10.7%	61,108	59,890	(1,219)	-2.0%
Amortization of DAC	16,450	12,723	14,175	14,810	11,983	12,468	(255)	-2.0%	29,173	24,451	(4,723)	-16.2%
Insurance commissions	456	404	331	320	327	268	(136)	-33.7%	860	595	(265)	-30.8%
Insurance expenses	10,047	9,888	9,648	12,270	9,366	9,466	(422)	-4.3%	19,936	18,831	(1,104)	-5.5%
Insurance expense allowance	(19,541)	(19,114)	(18,678)	(18,303)	(18,508)	(18,212)	902	4.7%	(38,655)	(36,720)	1,935	5.0%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	70	2.5%	5,615	5,745	129	2.3%
Operating benefits and expenses	41,612	36,425	37,061	40,723	39,387	33,403	(3,022)	-8.3%	78,037	72,791	(5,246)	-6.7%
Operating income before income taxes	$45,587	$45,726	$43,657	$40,666	$41,905	$42,649	$(3,076)	-6.7%	$91,313	$84,555	$(6,758)	-7.4%

(1)	Represents results associated with business written subsequent to the Citi reinsurance transactions executed on March 31, 2010.
(2)	Represents results associated with business subject to the Citi reinsurance transactions.

9 of 16

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	99,785	97,354	96,066	96,872	94,850	92,212	(5,142)	-5.3%	99,785	94,850	(4,935)	-4.9%
New life-licensed representatives	7,366	9,887	9,430	7,805	7,145	8,061	(1,826)	-18.5%	17,253	15,206	(2,047)	-11.9%
Non-renewal and terminated representatives	(9,797)	(11,175)	(8,624)	(9,827)	(9,783)	(9,754)	1,421	12.7%	(20,972)	(19,537)	1,435	6.8%
Life-insurance licensed sales force, end of period	97,354	96,066	96,872	94,850	92,212	90,519	(5,547)	-5.8%	96,066	90,519	(5,547)	-5.8%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$43.4	$48.9	$44.1	$44.5	$41.1	$47.5	$(1.4)	-2.9%	$92.2	$88.6	$(3.6)	-3.9%
Additions and increases in premium	10.8	11.7	10.9	11.2	10.4	11.4	(0.3)	-2.2%	22.5	21.8	(0.7)	-3.0%
Total estimated annualized issued term life premium	$54.2	$60.6	$55.0	$55.6	$51.5	$58.9	$(1.7)	-2.7%	$114.7	$110.4	$(4.3)	-3.7%

Issued term life policies	52,445	60,406	54,373	56,290	51,281	59,826	(580)	nm	112,851	111,107	(1,744)	-1.5%
Estimated average annualized issued term life premium per policy (1)(2)	$827	$809	$811	$790	$802	$794	$(15)	-1.9%	$817	$797	$(20)	-2.4%

Term life face amount in-force, beginning of period ($mills)	$650,195	$651,790	$653,530	$654,633	$656,791	$658,523	$6,734	1.0%	$650,195	$656,791	$6,596	1.0%
Issued term life face amount (3)	17,997	20,042	18,113	18,250	16,735	18,974	(1,068)	-5.3%	38,038	35,709	(2,330)	-6.1%
Terminated term life face amount	(18,867)	(16,156)	(17,836)	(18,105)	(17,247)	(14,724)	1,432	8.9%	(35,023)	(31,971)	3,052	8.7%
Foreign currency impact, net	2,464	(2,146)	826	2,013	2,244	843	2,989	nm	318	3,087	2,769	nm
Term life face amount in-force, end of period	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617	$10,087	1.5%	$653,530	$663,617	$10,087	1.5%

New Term Life Insurance - Financial Analysis

Direct premium	$10,138	$21,256	$30,149	$38,197	$46,771	$56,581	35,325	nm	$31,394	$103,352	$71,958	nm

New term life operating income before income taxes	$(5,354)	$(1,631)	$(1,075)	$(1,807)	$7,015	$3,132	4,762	nm	$(6,984)	$10,147	$17,131	nm
% of direct premium	-52.8%	-7.7%	-3.6%	-4.7%	15.0%	5.5%	nm	nm	-22.2%	9.8%	nm	nm

Benefits & expenses, net (4)	$6,222	$15,687	$21,418	$29,245	$32,240	$37,227	21,540	137.3%	$21,909	$69,467	$47,558	nm
% of direct premium	61.4%	73.8%	71.0%	76.6%	68.9%	65.8%	nm	nm	69.8%	67.2%	nm	nm

Insurance expenses, net (5)	$9,378	$7,375	$10,124	$11,237	$8,147	$16,944	9,569	129.8%	$16,753	$25,091	$8,338	49.8%
% of direct premium	92.5%	34.7%	33.6%	29.4%	17.4%	29.9%	nm	nm	53.4%	24.3%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$507,794	$506,536	$495,494	$491,144	$485,396	$483,702	(22,834)	-4.5%	$1,014,329	$969,098	$(45,231)	-4.5%

Legacy term life operating income before income taxes	$45,587	$45,726	$43,657	$40,666	$41,905	$42,649	(3,076)	-6.7%	$91,313	$84,555	$(6,758)	-7.4%
% of direct premium	9.0%	9.0%	8.8%	8.3%	8.6%	8.8%	nm	nm	9.0%	8.7%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues

10 of 16

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$36,363	$36,301	$32,941	$37,001	$43,128	$44,904	$8,603	23.7%	$72,664	$88,032	$15,368	21.1%
Asset-based	38,014	39,445	37,602	52,412	44,825	45,348	5,904	15.0%	77,459	90,174	12,715	16.4%
Account-based	10,208	10,317	10,620	10,545	10,432	11,811	1,493	14.5%	20,526	22,242	1,717	8.4%
Other, net	2,108	2,155	2,711	3,064	2,461	2,522	367	17.0%	4,263	4,984	720	16.9%
Operating revenues	86,693	88,218	83,874	103,021	100,846	104,586	16,367	18.6%	174,911	205,432	30,520	17.4%
Benefits and expenses:
Amortization of DAC	2,549	3,029	1,361	2,392	2,785	3,751	722	23.8%	5,578	6,535	958	17.2%
Insurance commissions	1,809	1,989	1,964	2,091	2,140	2,344	355	17.9%	3,798	4,484	687	18.1%
Sales commissions:
Sales-based	26,203	25,998	23,474	25,319	30,547	31,378	5,381	20.7%	52,201	61,925	9,725	18.6%
Asset-based	12,715	12,911	12,232	20,271	15,451	15,111	2,200	17.0%	25,626	30,562	4,936	19.3%
Other operating expenses	17,970	17,556	18,266	18,179	18,884	21,531	3,974	22.6%	35,527	40,415	4,888	13.8%
Operating benefits and expenses	61,246	61,483	57,296	68,253	69,807	74,115	12,632	20.5%	122,729	143,922	21,193	17.3%
Operating income before income taxes	$25,447	$26,735	$26,578	$34,769	$31,039	$30,470	$3,735	14.0%	$52,182	$61,509	$9,327	17.9%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$594.7	$551.0	$474.8	$520.3	$646.0	$603.1	$52.1	9.5%	$1,145.7	$1,249.1	$103.4	9.0%
Variable Annuities and other	267.3	308.3	287.5	306.1	344.6	458.0	149.7	48.6%	575.7	802.6	227.0	39.4%
Total sales-based revenue generating product sales	862.1	859.3	762.3	826.4	990.6	1,061.1	201.8	23.5%	1,721.4	2,051.7	330.3	19.2%
Managed Mutual Funds	—	—	—	—	—	0.2	0.2	nm	—	0.2	0.2	nm
Segregated Funds	111.4	64.0	61.6	76.6	123.1	74.2	10.2	15.9%	175.4	197.2	21.8	12.4%
Total product sales	$973.5	$923.3	$823.9	$903.0	$1,113.7	$1,135.5	$212.2	23.0%	$1,896.8	$2,249.2	$352.3	18.6%

Client asset values, beginning of period ($mills)	$31,303	$32,670	$29,723	$32,600	$34,869	$36,187	$3,517	10.8%	$31,303	$34,869	$3,566	11.4%
Inflows	974	923	824	903	1,114	1,136	212	23.0%	1,897	2,249	352	18.6%
Outflows (1)	(956)	(903)	(887)	(945)	(1,083)	(1,118)	(215)	-23.8%	(1,859)	(2,201)	(342)	-18.4%
Net flows	17	20	(63)	(42)	31	18	(3)	nm	37	48	11	nm
Change in market value, net and other (2)	1,350	(2,967)	2,940	2,311	1,288	(185)	2,782	nm	(1,618)	1,102	2,720	nm
Client asset values, end of period	$32,670	$29,723	$32,600	$34,869	$36,187	$36,020	$6,297	21.2%	$29,723	$36,020	$6,297	21.2%

Average client asset values ($mills)
Mutual Funds	$22,453	$22,424	$21,919	$23,661	$24,882	$25,330	$2,906	13.0%	$22,439	$25,106	$2,668	11.9%
Variable Annuities and other	6,847	6,955	6,954	7,623	8,242	8,588	1,633	23.5%	6,901	8,415	1,514	21.9%
Segregated Funds	2,105	2,182	2,184	2,327	2,477	2,545	363	16.7%	2,144	2,511	368	17.2%
Total	$31,404	$31,561	$31,056	$33,611	$35,602	$36,463	$4,902	15.5%	$31,483	$36,033	$4,550	14.5%

Average number of fee-generating accounts (thous) (3)	2,762	2,741	2,715	2,694	2,662	2,611	(131)	-4.8%	2,752	2,637	(115)	-4.2%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.18%	1.20%	1.24%	1.41%	1.27%	1.27%	nm	nm	1.19%	1.27%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.07%	0.08%	0.07%	0.07%	nm	nm	0.13%	0.13%	nm	nm

Account-based revenue per average fee generating account (6)	$3.70	$3.76	$3.91	$3.91	$3.92	$4.52	nm	nm	7.46	8.44	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 9% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended June 30, 2011
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$114,051	$114,051	$—	5.0%	5.4%

Fixed Income:
Treasury	33,406	29,358	4,048	1.5%	1.4%	3.37%	AAA
Government	108,697	94,975	13,721	4.8%	4.5%	4.75%	AA-
Tax-Exempt Municipal	7,104	6,674	430	0.3%	0.3%	3.80%	AA
Corporate	1,330,592	1,220,284	110,308	58.6%	58.1%	5.64%	BBB+
Mortgage-Backed	316,725	293,420	23,305	13.9%	14.0%	5.44%	AA+
Asset-Backed	64,797	65,984	(1,187)	2.9%	3.1%	1.66%	AA-
CMBS	152,736	145,449	7,287	6.7%	6.9%	5.00%	AAA
Private	109,913	103,515	6,398	4.8%	4.9%	6.09%	BBB
Redeemable Preferred	539	691	(152)	0.0%	0.0%	45.19%	A
Convertible	10,605	9,839	765	0.5%	0.5%	4.59%	BBB
Total Fixed Income	2,135,113	1,970,189	164,924	94.0%	93.8%	5.38%	A
	OK	OK
Equities:
Perpetual Preferred	211	85	126	0.0%	0.0%
Common Stock	11,228	8,567	2,662	0.5%	0.4%
Mutual Fund	7,435	4,042	3,393	0.3%	0.2%
Other	3,911	3,911	—	0.2%	0.2%
Total Equities	22,786	16,605	6,181	1.0%	0.8%
	OK	OK
Total Invested Assets	$2,271,950	$2,100,845	$171,105	100.0%	100.0%
		OK
Corporate Portfolio by Sector

Banking	$140,441	$133,106	$7,335	10.6%	10.9%
Basic Industry	100,574	91,390	9,184	7.6%	7.5%
Brokerage	20,381	18,363	2,017	1.5%	1.5%
Capital Goods	82,685	75,716	6,970	6.2%	6.2%
Communications	97,154	88,316	8,837	7.3%	7.2%
Consumer Cyclical	60,856	55,314	5,541	4.6%	4.5%
Consumer Non-Cyclical	153,518	138,691	14,827	11.5%	11.4%
Electric	131,050	118,200	12,850	9.8%	9.7%
Energy	78,274	70,667	7,608	5.9%	5.8%
Finance Companies	35,300	30,948	4,353	2.7%	2.5%
Financial Other	12,076	11,444	632	0.9%	0.9%
Industrial Other	23,398	21,901	1,497	1.8%	1.8%
Insurance	116,412	108,803	7,608	8.7%	8.9%
Natural Gas	80,156	72,624	7,531	6.0%	6.0%
REITs	107,418	100,845	6,573	8.1%	8.3%
Technology	61,048	56,682	4,366	4.6%	4.6%
Transportation	24,492	22,281	2,211	1.8%	1.8%
Utility Other	5,361	4,994	367	0.4%	0.4%
Total Corporate portfolio	$1,330,592	$1,220,284	$110,308	100.0%	100.0%
	OK	OK
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$238,475	$233,552	$4,924	11.2%	11.9%
1-2 Yrs.	219,108	206,994	12,114	10.3%	10.5%
2-5 Yrs.	905,055	832,827	72,228	42.4%	42.3%
5-10 Yrs.	710,358	642,074	68,284	33.3%	32.6%
> 10 Yrs.	62,117	54,743	7,374	2.9%	2.8%
Total Fixed Income	$2,135,113	$1,970,189	$164,924	100.0%	100.0%
	OK	OK
Duration

Fixed Income portfolio duration	3.7	years

12 of 16

Investment Portfolio - Quality Ratings As of June 30, 2011	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$499,282	25.3%
AA	193,817	9.8%
A	445,900	22.6%
BBB	706,325	35.9%
Below Investment Grade	123,564	6.3%
NA	1,301	0.1%	OK
Total Fixed Income	$1,970,189	100.0%

		Amortized Cost	% of Total				Amortized Cost	% of Total
Corporate asset class:					Private asset class:
Rating					Rating
AAA		$350	0.0%		AAA		$268	0.3%
AA		124,724	10.2%		AA		6,535	6.3%
A		399,204	32.7%		A		14,750	14.2%
BBB		614,062	50.3%		BBB		66,980	64.7%
Below Investment Grade		81,411	6.7%		Below Investment Grade		14,983	14.5%
NA		532	0.0%	OK	NA		—	—	OK
	Total Corporate	$1,220,284	100.0%			Total Private	$103,515	100.0%

CMBS asset class:					Mortgage-Backed asset class:
Rating					Rating
AAA		$123,370	84.8%		AAA		$264,162	90.0%
AA		18,508	12.7%		AA		3,614	1.2%
A		1,201	0.8%		A		3,129	1.1%
BBB		1,288	0.9%		BBB		6,843	2.3%
Below Investment Grade		979	0.7%		Below Investment Grade		15,673	5.3%
NA		104	0.1%	OK	NA		—	—	OK
	Total CMBS	$145,449	100.0%			Total Mortgage-Backed	$293,420	100.0%

Asset-Backed asset class:					Treasury & Government asset classes:
Rating					Rating
AAA		$53,506	81.1%		AAA		$57,317	46.1%
AA		—	—		AA		34,627	27.9%
A		1,449	2.2%		A		22,635	18.2%
BBB		2,000	3.0%		BBB		9,238	7.4%
Below Investment Grade		9,029	13.7%		Below Investment Grade		—	—
NA		—	—	OK	NA		516	0.4%	OK
	Total Asset-Backed	$65,984	100.0%			Total Treasury & Government	$124,333	100.0%

NAIC Designations

1		$1,029,766	57.3%
2		665,714	37.1%
3		73,381	4.1%
4		19,244	1.1%
5		5,769	0.3%
6		2,336	0.1%
	U.S. Insurer Fixed Income (2)	1,796,210	100.0%
Other (3)		190,584
Cash and cash equivalents		114,051
	Total Invested Assets	$2,100,845	OK

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 16

Investment Portfolio - Mortgage Backed Vintage Analysis As of June 30, 2011	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	Total
Commercial Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$61,980	$22,906	$6,139	$7,784	$1,165	$5,927	$4,592	$12,878	$123,370
AA	8,249	10,259	—	—	—	—	—	—	18,508
A	1,001	—	200	—	—	—	—	—	1,201
BBB	1,288	—	—	—	—	—	—	—	1,288
BB	255	—	—	—	—	—	—	—	255
B	288	—	—	—	—	—	—	—	288
CCC and lower	315	224	—	—	—	—	—	—	539
Total	$73,376	$33,389	$6,339	$7,784	$1,165	$5,927	$4,592	$12,878	$145,449

		Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA		$2,516	$1,051	$669	$660	$38	$242	$(10)	$22	$5,188
AA		478	26	—	—	—	—	—	—	504
A		13	—	12	—	—	—	—	—	25
BBB		(106)	—	—	—	—	—	—	—	(106)
BB		900	—	—	—	—	—	—	—	900
B		529	—	—	—	—	—	—	—	529
CCC and lower		248	—	—	—	—	—	—	—	248
	Total	$4,577	$1,077	$681	$660	$38	$242	$(10)	$22	$7,287

									OK
Prime Residential Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$125,443	$24,438	$24,801	$40,983	$26,899	$240	$5,750	$14,240	$262,794
AA	3,614	—	—	—	—	—	—	—	3,614
A	1,514	1,615	—	—	—	—	—	—	3,129
BBB	—	6,843	—	—	—	—	—	—	6,843
BB	715	3,781	—	—	—	—	—	—	4,496
B	—	1,666	—	—	—	—	—	—	1,666
CCC and lower	—	1,243	—	1,639	—	—	—	—	2,882
Total	$131,286	$39,585	$24,801	$42,622	$26,899	$240	$5,750	$14,240	$285,423
	46%	14%	9%	15%	9%	0%	2%	5%
	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$12,509	$1,182	$2,523	$3,914	$2,901	$25	$95	$358	$23,507
AA	134	—	—	—	—	—	—	—	134
A	28	12	—	—	—	—	—	—	40
BBB	—	(300)	—	—	—	—	—	—	(300)
BB	22	(111)	—	—	—	—	—	—	(89)
B	—	(24)	—	—	—	—	—	—	(24)
CCC and lower	—	(24)	—	28	—	—	—	—	5
Total	$12,693	$735	$2,523	$3,942	$2,901	$25	$95	$358	$23,273

Alt-A Residential Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$—	$1,369	$—	$—	$—	$—	$—	$—	$1,369
AA	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—
BB	617	—	—	—	—	—	—	—	617
B	—	3,200	—	—	—	—	—	—	3,200
CCC and lower	2,544	268	—	—	—	—	—	—	2,812
Total	$3,161	$4,836	$—	$—	$—	$—	$—	$—	$7,997
	40%	60%	0%	0%	0%	0%	0%	0%

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$32	$—	$—	$—	$—	$—	$—	$32
AA	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—
BB	25	—	—	—	—	—	—	—	25
B	—	(9)	—	—	—	—	—	—	(9)
CCC and lower	(5)	(11)	—	—	—	—	—	—	(16)
Total	$20	$13	$—	$—	$—	$—	$—	$—	$32

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

								YOY Q2
(Dollars in thousands)		Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	$ Change	% Change
Net Investment Income by Source
Bonds & notes		$83,814	$27,796	$28,350	$28,091	$29,014	$27,462	$(334)	-1.2%
Preferred and common stocks		1,239	164	189	231	188	165	1	nm
Deposit asset underlying 10% reinsurance treaty		—	1,551	624	(704)	508	650	(901)	-58.1%
Policy loans		336	341	326	362	347	306	(35)	-10.2%
Cash & cash equivalents		283	85	103	73	70	65	(20)	-23.5%
Other		—	55	—	—	(19)	13	(42)	-75.8%
	Total investment income	85,671	29,992	29,591	28,053	30,108	28,662	(1,331)	-4.4%
Investment expenses		3,095	2,001	1,737	1,365	1,482	1,433	(568)	-28.4%
	Net investment income	$82,576	$27,991	$27,855	$26,688	$28,626	$27,229	$(763)	-2.7%
	Fixed income book yield, end of period	5.79%	5.72%	5.47%	5.48%	5.30%	5.38%	na	-34 bps
	New money yield	3.48%	2.43%	2.50%	3.58%	2.72%	4.45%	na	202 bps

								YOY Q2
		Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA		32.5%	31.4%	28.0%	26.7%	26.1%	25.3%	-7.2%
AA		7.9%	6.9%	8.0%	9.1%	9.5%	9.8%	1.9%
A		21.2%	21.4%	22.2%	21.9%	22.4%	22.6%	1.4%
BBB		30.8%	32.4%	34.8%	35.6%	35.8%	35.9%	5.0%
Below Investment Grade		7.1%	7.8%	6.9%	6.7%	6.2%	6.3%	-0.8%
NA		0.4%	0.1%	0.1%	0.1%	0.0%	0.1%	-0.3%
	Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

	Average rating by amortized cost	A	A	A	A	A	A	na

		As of June 30, 2011								As of June 30, 2011
		Market Value	Amortized Cost	Credit Rating						Market Value	Amortized Cost
Top 25 Exposures								Foreign Exposure (1)

1	Government of Canada	$38,266	$33,282	AAA				Canada		$63,354	$59,106
2	National Rural Utilities Cooperative	17,929	14,900	A+				United Kingdom		71,292	67,104
3	General Electric Co	15,448	13,549	AA+				Australia		46,974	43,237
4	Bank of America Corp	13,872	12,713	A				France		28,711	27,327
5	Verizon Communications Inc	13,230	11,488	A-				Spain		22,114	22,053
6	ProLogis Inc	12,634	11,741	BBB-				Japan		5,594	5,367
7	Enel SpA	10,767	10,542	A-				Italy		13,849	13,540
8	Edison International	10,725	10,547	B+				Emerging Markets (2)		42,687	39,036
9	ConocoPhillips	10,485	9,058	A				All Other		100,488	92,052
10	Banco Santander SA	9,994	9,930	AA					Total	$395,062	$368,823	OK
11	MetLife Inc	9,975	9,468	A+
12	AT&T Inc	9,944	8,789	A-				Government Investments
13	Reynolds American Inc	9,623	7,924	BBB
14	Xstrata PLC	9,580	9,290	BBB+				AAA		$—	$—
15	Iberdrola SA	9,380	8,468	BBB+				AA		2,898	2,572
16	Province of Quebec Canada	9,372	7,667	A+				A		13,048	12,282
17	Diageo PLC	9,289	8,640	A-				BBB		10,301	9,238
18	Health Care REIT Inc	9,105	9,132	BBB-				Below Investment Grade		—	—
19	Altria Group Inc	8,953	7,395	BBB				NA		—	—
20	Province of Ontario Canada	8,590	6,750	AA-					Total	$26,247	$24,092
21	Vale SA	7,903	7,100	BBB+
22	ArcelorMittal	7,785	6,581	BBB-				Non-Government Investments
23	Montpelier Re Holdings Ltd	7,628	7,207	BBB
24	Roche Holding AG	7,608	6,555	AA-				AAA		$—	$—
25	Ventas Inc	7,589	7,360	BBB				AA		58,517	55,939
	Total	$285,676	$256,077					A		141,502	133,678
								BBB		151,058	139,315
	% of total fixed income portfolio	13.2%	12.7%					Below Investment Grade		15,155	14,799
								NA		2,583	1,000
									Total	$368,815	$344,730	OK

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Brazil, Chile, Colombia, India, Korea, Mexico, Peru, Poland and South Africa

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Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2006	2007	2008	2009	2010	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011

Recruits	204,316	220,950	235,125	221,920	231,390	58,085	65,245	58,178	49,882	52,813	65,138

Life-insurance licensed sales force, beginning of period	97,105	96,532	97,125	100,651	99,785	99,785	97,354	96,066	96,872	94,850	92,212
New life-licensed representatives	35,233	36,308	39,383	37,629	34,488	7,366	9,887	9,430	7,805	7,145	8,061
Non-renewal and terminated representatives	(35,806)	(35,715)	(35,857)	(38,495)	(39,423)	(9,797)	(11,175)	(8,624)	(9,827)	(9,783)	(9,754)
Life-insurance licensed sales force, end of period	96,532	97,125	100,651	99,785	94,850	97,354	96,066	96,872	94,850	92,212	90,519

Issued term life policies	245,520	244,733	241,173	233,837	223,514	52,445	60,406	54,373	56,290	51,281	59,826

Issued term life face amount	$84,503	$87,619	$87,279	$80,497	$74,401	$17,997	$20,042	$18,113	$18,250	$16,735	$18,974

Term life face amount in force, beginning of period	$572,155	$599,470	$632,086	$633,467	$650,195	$650,195	$651,790	$653,530	$654,633	$656,791	$658,523
Issued term life face amount	84,503	87,619	87,279	80,497	74,401	17,997	20,042	18,113	18,250	16,735	18,974
Terminated term life face amount	(57,277)	(64,966)	(72,008)	(74,642)	(70,964)	(18,867)	(16,156)	(17,836)	(18,105)	(17,247)	(14,724)
Foreign currency impact, net	90	9,963	(13,891)	10,873	3,158	2,464	(2,146)	826	2,013	2,244	843
Term life face amount in force, end of period	$599,470	$632,086	$633,467	$650,195	$656,791	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617

Estimated annualized issued term life premium
Premium from new policies	$204.7	$208.9	$205.0	$193.7	$180.8	$43.4	$48.9	$44.1	$44.5	$41.1	$47.5
Additions and increases in premium	41.1	43.4	43.0	42.6	44.6	10.8	11.7	10.9	11.2	10.4	11.4
Total estimated annualized issued term life premium	$245.8	$252.4	$248.0	$236.3	$225.4	$54.2	$60.6	$55.0	$55.6	$51.5	$58.9

Investment & Savings product sales	$4,664.7	$5,189.5	$4,458.4	$3,006.6	$3,623.6	$973.5	$923.3	$823.9	$903.0	$1,113.7	$1,135.5

Investment & Savings average client asset values	$32,082	$36,735	$32,763	$26,845	$31,908	$31,404	$31,561	$31,056	$33,611	$35,602	$36,463

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